UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2008

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                     Results of Operations and Financial Condition

On November 6, 2008, Accuride Corporation (“Accuride”) issued a press release announcing its financial results for the three and nine month periods ended September 30, 2008 and that it will hold a conference call to discuss such results. The press release and the text of the slide presentation to be used by Accuride in connection with the conference call, including information concerning forward-looking statements and factors that may affect future results, are attached hereto as Exhibits 99.1 and 99.2, respectively. The press release and slide presentation include certain non-GAAP financial measures.  For a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures, please refer to Exhibits 99.1 and 99.2.

The information contained in this report and in Exhibits 99.1 and 99.2 are being furnished and not filed for purposes of the Securities Exchange Act of 1934 and are not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Accuride specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, Accuride makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained herein is summary information that is intended to be considered in the context of Accuride’s SEC filings and other public announcements that Accuride may make, from time to time, by press release or otherwise. Accuride undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

ITEM 7.01.              Regulation FD Disclosure

See Item 2.02 above.

Item 9.01.                     Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release of Accuride Corporation, dated November 6, 2008.

	99.2	Text of Slide Presentation of Accuride Corporation used in connection with Accuride Corporation’s conference call to discuss financial results for the three and nine months ended September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date: November 6, 2008	/s/ David K. Armstrong
David K. Armstrong
Senior Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 6, 2008, entitled “Accuride Corporation Reports Third Quarter Results for 2008.”

99.2	Text of Slide Presentation of Accuride Corporation used in connection with Accuride Corporation’s conference call to discuss financial results for the three and nine months ended September 30, 2008.